                                   EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the incorporation by reference in the previously filed Registration Statement (Form S-8, No. 333-61876) of our report dated January 11, 2005, included in this Annual Report on Form 10-K of Primedex Health Systems, Inc. and affiliates for the year ended October 31, 2004.




Los Angeles, California
January 11, 2005                                       /s/  Moss Adams LLP
                                                       -------------------------